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                                                                    Exhibit 99.1

                         Report of Independent Auditors

To the Board of Directors and Stockholders of NCS HealthCare, Inc.

We have audited the accompanying combined statement of assets acquired and liabilities assumed of Thrift Drug, Inc. ("Thrift") and Fay's, Incorporated ("Fay's") as of January 30, 1998, and the related combined statement of revenues and direct expenses for the year then ended. These statements are the responsibility of Thrift's and Fay's management. Our responsibility is to express an opinion on these statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined statement of assets acquired and liabilities assumed and the related combined statement of revenues and direct expenses are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined statement of assets acquired and liabilities assumed of Thrift and Fay's and the related combined statement of revenues and direct expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the combined statement of assets acquired and liabilities assumed of Thrift and Fay's and the related combined statement of revenues and direct expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying combined statement of assets acquired and liabilities assumed of Thrift and Fay's and the related combined statement of revenues and direct expenses were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in NCS HealthCare, Inc.'s Form 8-K/A-1 as described in Note 1 and are not intended to be a complete presentation of the financial position and results of operations of Thrift or Fay's.

In our opinion, the accompanying combined statements referred to above present fairly, in all material respects, the combined assets acquired and liabilities assumed of Thrift and Fay's as of January 30, 1998, and the related combined revenues and direct expenses for the year ended January 30, 1998, in conformity with generally accepted accounting principles.


                                                /s/ Ernst & Young LLP

March 31, 1998

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                    Thrift Drug, Inc. and Fay's Incorporated

         Combined Statement of Assets Acquired and Liabilities Assumed

                                January 30, 1998

ASSETS ACQUIRED
Current assets:
     Accounts receivable, less allowance of $984,000                 $13,075,543
     Inventory                                                         5,363,594
     Other current assets                                                191,297
                                                                     -----------
                                                                      18,630,434
Net property, plant and equipment                                      4,201,047
                                                                     -----------
TOTAL ASSETS ACQUIRED                                                 22,831,481

LIABILITIES ASSUMED
Current liabilities:
     Accrued vacation payable                                            505,371
     Other current liabilities                                            22,711
                                                                     -----------

TOTAL LIABILITIES ASSUMED                                                528,082
                                                                     -----------
TOTAL ASSETS ACQUIRED AND LIABILITIES ASSUMED, NET                   $22,303,399
                                                                     ===========


See accompanying notes.

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                    Thrift Drug, Inc. and Fay's Incorporated

               Combined Statement of Revenues and Direct Expenses

                       For the Year Ended January 30, 1998

Revenues                                                             $76,930,953

Direct expenses:
     Cost of revenues                                                 49,769,745
     Salaries and benefits                                            10,317,461
                                                                     -----------

   EXCESS OF REVENUES OVER DIRECT EXPENSES                           $16,843,747
                                                                     ===========


See accompanying notes.

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                    Thrift Drug, Inc. and Fay's, Incorporated

                          Notes to Combined Statements

                          Year Ended January 30, 1998

1.   SALE OF CERTAIN ASSETS AND BASIS OF PRESENTATION

SALE OF CERTAIN ASSETS

On January 30, 1998, NCS HealthCare ("NCS") acquired all of the assets primarily used in the operation of the institutional pharmacy business of Thrift Drug, Inc., ("Thrift") and Fay's, Incorporated ("Fay's"), pursuant to the terms of an Asset Purchase Agreement dated December 29, 1997 (the "Agreement"). Thrift and Fay's institutional pharmacy businesses are engaged, among other things, in the business of providing pharmaceuticals, drugs, biologicals, medical devices, and other health or medical supplies and related services to correctional facilities, nursing homes, other institutional care facilities and individuals residing in such facilities. Thrift and Fay's operate in Pennsylvania, North Carolina and New York.

BASIS OF PRESENTATION

The accompanying combined statement of assets acquired and liabilities assumed of Thrift and Fay's and the related combined statement of revenues and direct expenses were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in NCS's Form 8-K/A-1 requirements and are not intended to be a complete presentation of the financial position and results of operations of Thrift and Fay's. Prior to the purchase, these assets were an integral part of Thrift and Fay's institutional pharmacy businesses, and did not constitute separate legal or reporting entities for which separate financial statements or allocations of corporate overhead costs or other corporate level activities such as cash management and financing were prepared. In addition, operating, investing and financing cash flow activities was not prepared. These assets and results of operations were included in the consolidated financial statements of their parent company, J. C. Penney Company.

Due to the omission of various operating overhead and other corporate level expenses and anticipated changes in the business upon integration with NCS, the statements presented are not indicative of the financial condition or results of operations of Thrift and Fay's going forward.



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                    Thrift Drug, Inc. and Fay's, Incorporated

                    Notes to Combined Statements--Continued


2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

REVENUE RECOGNITION

Revenue is recognized when products or services are provided to the customer. A significant portion of Thrift and Fay's revenues from sales of pharmaceutical and related products are reimbursable from Medicaid and Medicare programs. Thrift and Fay's monitor their receivables from these reimbursement sources and reports such revenues at the net realizable amount expected to be received from these third-party payors.

DIRECT EXPENSES

Direct expenses include the cost of products sold and salaries and benefits of Thrift and Fay's personnel to process and distribute products sold. No amounts have been allocated for insurance, interest, depreciation, provision for bad debts, income taxes or any selling, general or administrative costs.

BASIS OF ACCOUNTING

These statements have been prepared on the accrual basis of accounting in conformity with generally accepted accounting principles.

INVENTORIES

Inventories of Thrift and Fay's consist primarily of purchased pharmaceuticals and medical supplies and are stated at the lower of cost or market. Cost is determined using the first-in, first-out (FIFO) method.

PROPERTY, PLANT AND EQUIPMENT

Property and equipment are stated at cost. Depreciation on property, plant and equipment is computed using the straight-line method over the estimated useful lives of the assets are as follows:

Software and computer equipment                3 - 5 years
Machinery and equipment                           10 years
Furniture and fixtures                            10 years


USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and direct expenses during the reported period. Actual results could differ from those estimates.


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